SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2009

PIONEER NATURAL RESOURCES COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-13245	75-2702753
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5205 N. O'Connor Blvd., Suite 200, Irving, Texas		75039
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (972) 444-9001

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

Explanatory note: Pioneer Natural Resources Company and its subsidiaries ("Pioneer" or the "Company") presents in this Item 2.02 certain information regarding the impact of changes in the fair values of its derivative instruments on the results of operations for certain prior periods and certain other information regarding its accounting for derivative instruments. It is the Company’s current expectation that it will provide similar disclosure following the end of each fiscal quarter going forward.

Prior to February 1, 2009, the Company entered into and designated certain commodity and interest rate derivative instruments as cash flow hedges of commodity price risk and interest rate risk in accordance with generally accepted accounting principles in the United States ("GAAP"). Effective February 1, 2009, the Company discontinued hedge accounting on all of its existing derivative instruments, and since that date forward has accounted for derivative instruments using the mark-to-market ("MTM") accounting method.

On January 31, 2009, the Company determined the fair value of its derivative hedge instruments and increased the effective portion of its net hedge gains recorded in accumulated other comprehensive income – deferred hedge gains, net of tax ("AOCI"), in the equity portion of its consolidated balance sheet, to $99.3 million. In accordance with GAAP, the Company transfers the net hedge gains included in AOCI to oil, natural gas liquids (“NGL”) and gas revenues and interest expense in the same periods in which the transactions that they hedged are recognized in earnings. During the three and nine months ended September 30, 2009, the Company transferred $26.3 million and $96.2 million, respectively, of net gains from AOCI to oil, NGL and gas revenues and $1.6 million and $5.9 million, respectively, of losses from AOCI to interest expense.

Under the mark-to-market accounting method, the Company has accounted for all changes in the fair values of its derivative instruments since February 1, 2009 as gains or losses in the earnings of the periods in which they occurred. The following table summarizes MTM derivative losses, net that Pioneer expects to record in its earnings for the three and nine months ended September 30, 2009:

DERIVATIVE LOSSES, NET

(in thousands)

	Three Months Ended	Nine Months Ended
	September 30, 2009	September 30, 2009

Noncash MTM Changes:
Oil derivative (gain) loss	$(47,991)	$66,794
Gas derivative loss	61,309	44,312
NGL derivative loss	1,695	8,260
Interest rate derivative (gain) loss	(1,581)	1,521
Total noncash derivative loss, net	13,432	120,887
Cash Settlements:
Oil derivative loss	27,841	25,239
Gas derivative gain	(29,924)	(64,936)
NGL derivative loss	2,423	2,794
Interest rate derivative loss	1,450	1,599
Total cash derivative (gain) loss, net	1,790	(35,304)
Total derivative loss, net	$15,222	$85,583

Item 7.01.      Regulation FD Disclosure

The following table presents Pioneer’s open commodity derivative positions as of October 16, 2009:
	2009	Twelve Months Ending December 31,
	Fourth
	Quarter	2010	2011	2012	2013
Average Daily Oil Production Associated with Derivatives (a):
Swap Contracts:
Volume (Bbl)	11,250	2,500	750	3,000	3,000
NYMEX price (Bbl) (b)	$63.41	$93.34	$77.25	$79.32	$81.02
Collar Contracts:
Volume (Bbl)	2,000	—	2,000	—	—
NYMEX price (Bbl):
Ceiling	$70.38	$—	$170.00	$—	$—
Floor	$52.00	$—	$115.00	$—	$—
Collar Contracts with Short Puts:
Volume (Bbl)	15,000	27,000	34,000	5,000	1,250
NYMEX price (Bbl):
Ceiling	$69.72	$83.84	$97.98	$106.70	$111.50
Floor	$51.47	$66.89	$73.38	$80.00	$83.00
Short put	$41.47	$53.96	$58.91	$65.00	$68.00
Percent of total oil production (c)	~90%	~85%	~85%	~15%	~5%
Average Daily NGL Production Associated with Derivatives (a):
Swap Contracts:
Volume (Bbl)	3,750	1,250	750	750	—
Blended index price (Bbl) (d)	$34.28	$47.38	$34.65	$35.03	$—
Percent of total NGL production (c)	~20%	~5%	<5%	<5%	N/A
Average Daily Gas Production Associated with Derivatives (a):
Swap Contracts:
Volume (MMBtu) (e)	137,500	152,295	2,500	2,500	2,500
NYMEX price (MMBtu) (e)	$6.13	$6.42	$6.65	$6.77	$6.89
Collar Contracts:
Volume (MMBtu)	20,000	30,000	—	—	—
NYMEX price (MMBtu): (e)
Ceiling	$5.90	$7.52	$—	$—	$—
Floor	$4.00	$6.00	$—	$—	$—
Collar Contracts with Short Puts:
Volume ((MMBtu)	150,000	95,000	175,000	50,000	—
NYMEX price (MMBtu) (e)
Ceiling	$5.35	$7.94	$8.69	$8.81	$—
Floor	$4.18	$6.00	$6.36	$6.25	$—
Short put	$3.18	$5.00	$4.93	$4.50	$—
Percent of U.S. gas production (c)	~90%	~80%	~50%	~15%	<1%
Basis Swap Contracts:
Spraberry index swaps – (MMBtu) (e)	35,000	5,000	—	—	—
Price differential ($/MMBtu)	$(0.76)	$(0.81)	$—	$—	$—
Mid-Continent index swaps – (MMBtu) (e)	220,000	180,000	100,000	20,000	10,000
Price differential ($/MMBtu)	$(1.07)	$(0.85)	$(0.71)	$(0.78)	$(0.71)
Gulf Coast index swaps – (MMBtu) (f)	30,000	30,000	—	—	—
Price differential ($/MMBtu)	$(0.37)	$(0.29)	$—	$—	$—

_____________

(a)

On February 1, 2009, Company ceased accounting for commodity derivatives as hedges on a prospective basis. Changes in derivative values since February 1, 2009 are recorded as derivative gains or losses.

(b)	Represents NYMEX and Dated Brent average prices on U.S. and foreign production.
(c)	Represents percent of forecasted production, which may differ from percentage of actual production.
(d)	Represents the blended Mont Belvieu index price per Bbl.
(e)	Approximate NYMEX Henry Hub index price, based on historical differentials to the index price on the derivative trade date.
(f)	Represent swaps that fix the basis differentials between Spraberry, Mid-Continent and Gulf Coast indices at which the Company sells its gas and NYMEX Henry Hub index prices.

Cautionary Statement Concerning Forward-Looking Statements

Except for historical information contained herein, the statements in Items 2.02 and 7.01 of this Current Report on Form 8-K are forward-looking statements that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements and the business prospects of the Company are subject to a number of risks and uncertainties that may cause the Company’s actual results in future periods to differ materially from the forward-looking statements. These risks and uncertainties include, among other things, volatility of commodity prices, product supply and demand, competition, the ability to obtain environmental and other permits and the timing thereof, other government regulation or action, the ability to obtain approvals from third parties and negotiate agreements with third parties on mutually acceptable terms, international operations and associated international political and economic instability, litigation, the costs and results of drilling and operations, access to and availability of drilling equipment and transportation, processing and refining facilities, Pioneer’s ability to replace reserves, implement its business plans or complete its development activities as scheduled, access to and cost of capital, the financial strength of counterparties to Pioneer’s credit facility and derivative contracts and the purchasers of Pioneer’s oil, NGL and gas production, uncertainties about estimates of reserves and resource potential and the ability to add proved reserves in the future, the assumptions underlying production forecasts, quality of technical data, environmental and weather risks, and acts of war or terrorism. These and other risks are described in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission. In addition, the Company may be subject to currently unforeseen risks that may have a materially adverse impact on it. Accordingly, no assurances can be given that the actual events and results will not be materially different than the anticipated results described in the forward-looking statements. The Company undertakes no duty to publicly update these statements except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER NATURAL RESOURCES COMPANY

	By:	/s/ Frank W. Hall
Frank W. Hall,
Vice President and Chief
Accounting Officer

Dated: October 20, 2009

5